                                  SCHEDULE 14A

                          INFORMATION PROXY STATEMENT
                          PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                              (Amendment No. ___)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12



                         BIG LAKE FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



                             EDWIN E. WALPOLE, III
-------------------------------------------------------------------------------
                  (Name of Persons(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):
[X]  No Fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

      2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

          ---------------------------------------------------------------------

      4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

      5)  Total fee paid:

          ---------------------------------------------------------------------


(1) Set forth the amount on which the filing fee is calculated and state how it was determined:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          ---------------------------------------------------------------------

      2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

      3)  Filing Party:

          ---------------------------------------------------------------------

      4)  Date Filed:

          ---------------------------------------------------------------------

                        BIG LAKE FINANCIAL CORPORATION




                                                                  March 1, 2001




TO THE SHAREHOLDERS OF
BIG LAKE FINANCIAL CORPORATION


         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Big Lake Financial Corporation which will be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 15, 2001 beginning at 4:00 P.M.

         At the 2001 Annual Meeting you will be asked to consider and vote upon the election of three directors to serve until the Annual Meeting of Shareholders in 2004 and one director to serve until the Annual Meeting of Shareholders in 2002. Shareholders also will consider and vote upon such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof.

         We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

         We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

                                   Sincerely,




                                   Edwin E. Walpole, III
                                   Chairman of the Board

                        BIG LAKE FINANCIAL CORPORATION
                           1409 SOUTH PARROTT AVENUE
                              OKEECHOBEE, FL 34974



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2001

         Notice is hereby given that the 2001 Annual Meeting of Shareholders of Big Lake Financial Corporation (the "Holding Corporation") will be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 15, 2001, at 4:00 P.M. ("2001 Annual Meeting"), for the following purposes:

         1. Elect Directors. To elect three directors to serve until the Annual Meeting of Shareholders in 2004 and one director to serve until the Annual Meeting of Shareholders in 2002.

         2. Other Business. To transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof.

         Only shareholders of record at the close of business on February 28, 2001, are entitled to notice of and to vote at the 2001 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 2001 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to the Holding Corporation in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 2001 Annual Meeting.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    Edwin E. Walpole, III
March 1, 2001                       Chairman of the Board


         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                         BIG LAKE FINANCIAL CORPORATION
                                 TO BE HELD ON
                                 MARCH 15, 2001

                                  INTRODUCTION

GENERAL

         This Proxy Statement is being furnished to the shareholders of Big Lake Financial Corporation (the "Holding Corporation") in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $.01 par value common stock of the Holding Corporation ("Holding Corporation Common Stock") for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Thursday, March 15, 2001, and at any adjournment or postponement thereof ("2001 Annual Meeting"). The 2001 Annual Meeting is being held to (i) elect three directors to serve until the Annual Meeting of Shareholders in 2004 and one director to serve until the Annual Meeting of Shareholders in 2002, and (ii) transact such other or further business as may properly come before the 2001 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the 2001 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 1, 2001, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on March 1, 2001.

         The principal executive offices of the Holding Corporation are located at 1409 South Parrott Avenue, Okeechobee, FL 34974. The telephone number of the Holding Corporation at such offices is (863) 467-4663.


RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

         The Board of Directors of the Holding Corporation has fixed the close of business on February 28, 2001, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the 2001 Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the 2001 Annual Meeting. At the close of business on such date, there were 527,547 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 555 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the 2001 Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on February 28, 2001. The affirmative vote of the holders of a majority of shares of Holding Corporation Common Stock represented and entitled to vote at the 2001 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

         Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 2001 Annual Meeting and not revoked, will be voted at the 2001 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 2001 ANNUAL MEETING.

         A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 2001 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the 2001 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, FL 34974, Attention: Joe G. Mullins.

         A copy of the 2000 Annual Report to Shareholders, including financial statements for the year ended December 31, 2000, accompanies this Proxy Statement.


                             ELECTION OF DIRECTORS


GENERAL

         The 2001 Annual Meeting is being held to elect three directors of the Holding Corporation to serve three-year terms of office and one director to serve a one-year term of office. The Board of Directors of the Holding Corporation is divided into three classes, with the terms of office of the classes ending in successive years. The three members of the Board whose terms expire at the 2001 Annual Meeting are standing for re-election to a three-year term expiring at the Annual Meeting of Shareholders in 2004. The President and Chief Executive Officer of Big Lake National Bank is subject to election as a director of the Holding Corporation each year and, accordingly is standing for re-election to a one-year term expiring at the Annual Meeting of Shareholders in 2002.

         All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.


DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINEES LISTED BELOW.

         The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his or her position and offices with the Holding Corporation other than as a director, if any; a brief description of his or her principal occupation and business experience during at least the last five years; and certain other information including the director's age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on February 28, 2001. Each of the following individuals is also serving as a director of Big Lake National Bank (the "Bank"), which is wholly-owned subsidiary of the Holding Corporation (collectively, the "Company"). For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS -- Information About the Board of Directors and Its Committees."


NOMINEE OR DIRECTOR                                                                AMOUNT, PERCENTAGE
CONTINUING IN OFFICE,                                                                AND NATURE OF
YEAR FIRST ELECTED                              INFORMATION ABOUT                 BENEFICIAL OWNERSHIP
A DIRECTOR, AGE AND                            NOMINEE OR DIRECTOR               OF HOLDING CORPORATION
ADDRESS OF 5% SHAREHOLDER                      CONTINUING IN OFFICE                  COMMON STOCK(1)
----------------------------------             --------------------              ----------------------

                                   NOMINEES FOR DIRECTOR

                                    FOR THREE-YEAR TERM
                               EXPIRING ANNUAL MEETING 2004

John B. Boy, Jr., 1997, 47            Accountant/Owner, Boy, Miller, Kisker,          3,188(2)
                                      & Perry, P.A.                                    .006%

H. Gilbert Culbreth, Jr., 1986, 55    Owner, Gilbert Chevrolet Company, Inc.         47,938(3)
P.O. Box 848                                                                          9.029%
Okeechobee, FL  34973-0848

Bobby H. Tucker, 1993, 51             Tucker & Williams (real estate)                   990(4)
                                                                                       .002%

                         FOR ONE-YEAR TERM EXPIRING ANNUAL MEETING
                               EXPIRING ANNUAL MEETING 2002

Joe G. Mullins, 1988, 61              President, Big Lake National Bank;             16,498
                                      Executive Vice President, Big Lake              3.108%
                                      Financial Corporation


                             MEMBERS OF THE BOARD OF DIRECTORS
                                   CONTINUING IN OFFICE

                             TERM EXPIRES ANNUAL MEETING 2002

John W. Abney, Sr., 1986, 50          Owner, Abney & Abney Construction, Inc.        10,882(5)
                                      (building contractor)                           2.050%

Mary Beth Cooper, 1986, 52            Homemaker                                       4,751(6)
                                                                                       .009%

Edwin E. Walpole, III, 1986, 65       Owner, Walpole, Inc.                           75,535(6)(7)
P. O. Box 1177                        (transportation company)                       14.228%
Okeechobee, FL  34973-1177


                             TERM EXPIRES ANNUAL MEETING 2003

Robert E. Coker, 2000, 42             Vice President of Community & Government        1,482
                                      Affairs, U.S. Sugar Corporation                  .003%

Curtis S. Fry, 1997, 62               Owner, Fry Hardware Co. & Cane Brake           41,308(8)
111 San Benito                        Apts.                                           7.780%
Clewiston, FL  33440

Thomas A. Smith, 1997, 64             Owner, LaBelle Plant World, Inc.               14,735(9)
                                                                                      2.775%

-----------------

(1) Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names.

(2)  Includes 3,188 shares held jointly with his spouse.

(3) Includes 116 shares held jointly with his son, 6,088 shares held by a company owned by him, 12,752 shares held jointly with his spouse and 298 shares held jointly with his daughter.

(4)  Shares held jointly with spouse.

(5) Includes 662 shares held in trust for his children, 605 shares held by a company owned by him and 9,615 shares held as trustee.

(6)  Includes 3,346 shares subject to presently exercisable options.

(7) Includes 1,214 shares held by a company owned by him, 36,510 shares held by his individual retirement account, and 1,185 shares held jointly with his daughter.

(8) Includes 2,582 shares held jointly with his daughters,18,942 held by a company owned by him, and 381 shares held jointly with his spouse. Mr. Fry is Ms. Cooper's brother.

(9) Includes 14,363 shares held jointly with his spouse, and 372 shares held jointly with his son


INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Holding Corporation held 12 meetings during the year ended December 31, 2000. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation's Board of Directors presently has two committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 2000 follows:

         The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 2000.

         The Audit Committee reviews the annual audit, reports to the Board concerning the audit and makes recommendations for improvements, internal controls, or other items covered by the audit report. The Audit Committee also directs the activities of the internal audit function. The committee held three meetings during 2000.

         The Holding Corporation Board does not have a Compensation Committee since the Holding Corporation does not pay any compensation or benefits to officers and employees.

         Directors of the Holding Corporation are not paid any fees for meetings of the Holding Corporation. Directors of Big Lake National Bank are paid monthly fees of $600, with the Chairman of Big Lake National Bank receiving $700. Directors of Big Lake National Bank also are paid $150 for each committee meeting attended.

EXECUTIVE OFFICERS

         The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.


NAME                     INFORMATION ABOUT EXECUTIVE OFFICER

Edwin E. Walpole, III    President and Chief Executive Officer, Chairman of
                         the Board of the Holding Corporation and Chairman of the Board of Big Lake National Bank; Owner, Walpole,
                         Inc.

Joe G. Mullins           Executive Vice President and Chief Administrative
                         Officer of the Holding Corporation and President and Chief Executive Officer of Big Lake National Bank


MANAGEMENT AND PRINCIPAL STOCK OWNERSHIP

         As of February 28, 2001, based on available information, all directors and executive officers of the Holding Corporation as a group (10 persons) beneficially owned 206,167 shares of Holding Corporation Common Stock which constituted 38.83% of the number of shares outstanding at that date.

         In addition to Messrs. Culbreth, Fry and Walpole, the following are the only individuals beneficially owning more than 5% of Holding Corporation Common Stock on February 28, 2001:

   NAME AND ADDRESS                 AMOUNT - NATURE OF
       OF OWNER                    BENEFICIAL OWNERSHIP      PERCENT OF CLASS
-----------------------------      --------------------      ----------------

 Henry C. Kelly                             44,495                8.529%
 P. O. Box 176
 Okeechobee, FL  34973-00176

 Estate of Robert L. Mace                   42,025                7.967%
 c/o Michael Shiver, Pers. Rep.
 Post Office Box 2048
 Belle Glade, FL   33430

EXECUTIVE COMPENSATION AND BENEFITS

         The following table sets forth all cash compensation for the Holding Corporation's Executive Vice President and Chief Administrative Officer and President and Chief Executive Officer of the Bank for services to the Holding Corporation and the Bank in 2000.

                                             SUMMARY COMPENSATION TABLE


                                                                            Long Term Compensation
------------------------------------------------------------------------|-------------------|----------|
                        Annual Compensation                             | Awards            | Payouts  |
------------------------------------------------------------------------|-------------------|----------|
Name                                                                    |                   |          |
and                                                           Other     | Restricted Stock  |          |
Principal                                                    Annual     | Options/Award(s)  |   LTIP   |  All Other
Position                  Year     Salary     Bonus    Compensation(1)  |       SARs        | Payouts  | Compensation
------------------------------------------------------------------------|-------------------|----------|-------------

Joe G. Mullins,           2000    $136,050    $ -0-        $19,677           -0-    -0-         -0-          $ -0-
Executive Vice            1999    $133,350    $ -0-        $16,802           -0-    -0-         -0-          $ -0-
President and Chief       1998    $127,000    $ -0-        $15,105           -0-    -0-         -0-          $ -0-
Administrative Officer
of the Holding
Corporation and President
and Chief Executive
Officer of the Bank

-----------------

(1) Represents director fees, amounts contributed by Big Lake National Bank to Mr. Mullins' account pursuant to the Big Lake National Bank Profit Sharing Plan, and amounts attributable to sick pay reimbursement (under a program available to all employees), and excess life insurance benefits.



         Employment Agreement. The Holding Corporation and the Bank have entered into an Employment Agreement with Joe G. Mullins. During 2000, an annual salary of $136,050 was paid to Mr. Mullins. The agreement includes provisions for the grant of stock options based upon agreed upon goals including return on average assets, and growth in average loans and deposits. The agreement is subject to annual renewal at the end of each year, and also is terminable by the Holding Corporation for cause, as defined in the agreement. Generally, the agreement also provides that the Executive cannot be employed in the banking business in Okeechobee County, Florida during the two year period following the termination of his employment as a result of his resignation (except following a Change in Ownership as defined in the agreement) or for cause. In the event a Change in Ownership occurs, stock options in the agreement will be deemed earned and if the Executive's employment is terminated without cause within the one year period either before a Change in Ownership (or his duties are significantly reduced or his title changed) or following a Change in Ownership (subject to certain exceptions), he is entitled to receive a payment equal to one year salary, title to the automobile provided by the Bank to him, and a paid-up life insurance policy.

         Stock Options. The Holding Corporation had outstanding as of December 31, 2000, options exercisable for an aggregate of approximately 6,692 shares of Holding Corporation Common Stock and held by certain directors at an exercise price of $8.21 per share. The options terminate June 30, 2001.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES


------------------ -------------- -------------- ------------------- -------------------
                                                      Number of
                                                     Securities           Value of
                                                     Underlying          Unexercised
                       Shares                        Unexercised        in-the-Money
                      Acquired                      Options/SARs        Options/SARs
                         on           Value         at FY-End (#)       at FY-End($)
                      Exercise       Realized       Exercisable/        Exercisable/
     Name                (#)           ($)          Unexercisable       Unexercisable
------------------ -------------- -------------- ------------------- -------------------

Joe G. Mullins          3,265         54,125           -0-/-0-            $-0-/$-0-
------------------ -------------- -------------- ------------------- -------------------


         Profit Sharing Plan. Big Lake National Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. Big Lake National Bank may contribute a percentage amount provided that only salary reductions up to 6% of compensation will be considered. Big Lake National Bank also may contribute a discretionary amount. Amounts deferred by participants are fully vested. Contributions by Big Lake National Bank vest based upon percentage amounts of 20% to 100% over three to seven years of service.


CERTAIN TRANSACTIONS

         The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board is responsible for providing independent, objective oversight and review of the Company's accounting functions and internal controls. The Audit Committee is comprised of independent directors, and is governed by a written charter adopted and approved by the Board of Directors. Each of the members of the Audit Committee is independent as defined by the Company policy. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The responsibilities of the Audit Committee include recommending to the Board an accounting firm to serve as the Company's independent accountants. The Audit Committee also, as appropriate, reviews and evaluates, and discusses and consults with Company management, and the independent accountants regarding the following:

         o the plan for, and the independent accountants' report on, each audit of the Company's financial statements

         o changes in the Company's accounting practices, principles, controls or methodologies, or in the Company's financial statements, and recent developments in accounting rules

         This year the Audit Committee reviewed the Audit Committee Charter and, after appropriate review and discussion, the Audit Committee determined that the Committee had fulfilled its responsibilities under the Audit Committee Charter.

         The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the Company's annual report. The Committee took a number of steps in making this recommendation for Fiscal 2000. First, the Audit Committee discussed with the Company's independent auditors for Fiscal 2000, those matters the auditors communicated to and discussed with the Audit Committee under applicable auditing standards, including information concerning the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed the auditor's independence with the auditors and received a letter from the auditors regarding independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure informed the Audit Committee of the auditor's independence, and assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Company management and the auditors, the Company's audited consolidated balance sheets at December 31, 2000 and 1999, and the related consolidated statements of operations and comprehensive income, cash flows and stockholders' equity for each for the years in the two-year period ended December 31, 2000. Based on the discussions with the auditors concerning the audit, the independence discussions, and the financial statement review, and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Company's Annual Report on Form 10-KSB include these financial statements.

                                            AUDIT COMMITTEE

                                            John B. Boy, Jr.
                                            H.  Gilbert Culbreth, Jr.
                                            Curtis S. Fry
                                            Edwin E. Walpole, III



                 SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals of shareholders of the Holding Corporation intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 2001, in order to be included in the Holding Corporation's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Shareholders.


                      SECTION 16(A) REPORTING REQUIREMENTS

         Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 2000, all filing requirements applicable to reporting persons were met.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 2001 until the latter part of 2001. Stevens, Powell & Company, P.A. (formerly Stevens, Sparks & Company, P.A.) has served as independent public accountants for the Holding

Corporation and the Bank since F1992. The Board does not anticipate that a representative of Stevens, Powell & Company, P.A. will be present at the 2001 Annual Meeting.


AUDIT FEES

         The aggregate fees billed for professional services by Stevens, Powell & Company, P.A. in connection with the audit of the annual financial statements for the most recent fiscal year and the reviews of the financial statements included in the Holding Corporation's quarterly filings with the Securities and Exchange Commission were $69,800. In addition to fees billed for audit services and interim reviews of financial statements for 2000, Stevens, Powell & Company, P.A. billed the Company $5,220, which was substantially for tax-related services.


                               OTHER INFORMATION


PROXY SOLICITATION

         The cost of soliciting proxies for the 2001 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.


MISCELLANEOUS

         Management of the Holding Corporation does not know of any matters to be brought before the 2001 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 2001 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

         Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation's Annual Report on Form 10-KSB for its fiscal year ended December 31, 2000, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, FL 34974,
Attention: Joe G. Mullins.

                                  APPENDIX A

                         BIG LAKE FINANCIAL CORPORATION
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER


         I.       COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as determined in accordance with the Rules of the Nasdaq Stock Market. All members of the Committee shall have an understanding of fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until they resign or are removed, or until their respective successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

         II.      MEETINGS

         The Committee shall meet quarterly, and at such additional times, if any, as the Committee may deem advisable. Members of the Committee may participate in meetings either in person or by means of telephone conference.

         III.     RESPONSIBILITIES

         The responsibilities of the Audit Committee shall be to:

1. Review this Charter at least annually and recommend any changes to the Board.

2.       Review and discuss the audited financial statements with management.

3. Make a recommendation to the Board as to whether the audited financial statements reviewed by the Committee should be included in the Corporation's Annual Report on Form 10-K to be filed with the Securities Exchange Commission with respect to the fiscal year for which the audited financial statements were prepared.

4. Review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and take, or recommend that the Board take, any action the Committee deems appropriate to oversee the independence of the outside auditors.

5. Discuss with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

6. Review any significant disagreement among management and the independent accountants concerning accounting principles or practices, financial statement disclosures, or auditing scope or procedure, in connection with the preparation of the financial statements.

7. Approve the selection of the independent accountants; evaluate the performance of the independent accountants; approve any proposed discharge of the independent accountants, where appropriate; and approve the selection of any successor independent accountants.

                                  PROXY CARD

REVOCABLE PROXY

                         BIG LAKE FINANCIAL CORPORATION


         PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2001.

         The undersigned hereby appoints John W. Abney, Sr. and Thomas A. Smith, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of Big Lake Financial Corporation (the "Holding Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the office of Big Lake National Bank, 1409 South Parrott Avenue, Okeechobee, FL 34974, on Thursday, March 15, 2001, at 4:00 P.M., and at any adjournment thereof.

         SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.       ELECTION OF DIRECTORS

         FOR        AGAINST        ABSTAIN

         [ ]          [ ]            [ ]           John B. Boy, Jr.

         [ ]          [ ]            [ ]           H. Gilbert Culbreth, Jr.

         [ ]          [ ]            [ ]           Bobby H. Tucker

         [ ]          [ ]            [ ]           Joe G. Mullins


PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

Please sign exactly as name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SHARES _______________                          DATED:  _________________, 2001

-----------------------------------             -------------------------------
Signature                                       Signature if held jointly

-----------------------------------
Please print or type your name

[ ] PLEASE MARK HERE IF YOU INTEND TO ATTEND THE 2001 ANNUAL MEETING OF SHAREHOLDERS.

--------------------------------------|
PLEASE RETURN YOUR SIGNED PROXY TO:   |
                                      |
BIG LAKE FINANCIAL CORPORATION        |
1409 SOUTH PARROTT AVENUE             |
OKEECHOBEE, FLORIDA   34974           |
ATTN:  JOE G. MULLINS                 |
EXECUTIVE VICE PRESIDENT AND          |
CHIEF ADMINISTRATIVE OFFICER          |
--------------------------------------|